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                                 Exhibit 10.1

Whereas, the parties have originally entered into a Contract for Managing Agents as of July 1, 1983 with subsequent extension to June 30, 1997, and wish to
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extend further the Contract, it is agreed that:

1. The contract is extended for twelve (12) months, from July 1, 1997 to June 30, 1998.

2.      Article 5.1(a) of the Owner-Agent Agreement is amended as follows:

                MANAGING AGENT FEE - $  70,379   per month.  This amount
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                represents the sum of:

                $  63,229   the Project's Base Rate: plus
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                $  7,150    the Project's Administrative Expense Fee.
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3.      Article 5.1(e) of the Owner-Agent Agreement is amended as follows:

        SITE MANAGER REIMBURSEMENT FOR THE YEAR ENDING JUNE 30, 1998 IS
        $ 58,270.57 PER YEAR PAYABLE IN EQUAL MONTLY INSTALLMENTS, IN ACCORDANCE
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        WITH THE ATTACHED SCHEDULE OF SALARY AND FRINGE BENEFITS.

4. The Management Plan [_] has [X] has not been amended. If amended, the pages on which changes have beenn made are attached.

5.      Other (Use attachments if necessary).__________________________________

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WE HEREBY CERTIFY THAT THE INFORMATION LISTED BELOW IS TRUE AND CORRECT.

        a. There is a Fidelity Bond for at least 25% of the annual rent roll insuring both the Owner and the Managing Agent.

        b. There is a current Real Estate Broker's License in the name of the Managing Agent.

        c.      The Site Manager was hired on   January, 1987  and [X] is
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                currently certified by National Assn Of Home Builders as RAM
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                                               (Name of Organization)
                or [_] is not certified.

OWNER:  Knickerbocker Village, Inc.       AGENT:  Cherry Green Property Corp.
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/s/ Robert Gershon     10/8/97            /s/ Robert Gershon     10/8/97
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        Signature       Date                      Signature       Date
               Robert Gershon                            Robert Gershon
               Treasurer                                 vice-President
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        Name/Title (Please Type)                  Name/Title (Please Type)
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FOR DHCR USE ONLY

[X] Accepted  [_] Amended                    Development Knickerbocker Village
                                                         ---------------------
By [  /S/                   ] Date 10/22/97  DHCR Number HC-9
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HM-184 (4/97) MASAT (Ext.)